UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017 (December 19, 2017)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.      Entry into a Material Definitive Agreement.

Letter Agreement

On December 19, 2017, Arconic Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and Elliott International Capital Advisors Inc., a Delaware corporation (the foregoing, collectively, “Elliott”) relating to the appointment of Dave Miller to the Board of Directors of the Company (the “Board”) to fill the vacancy resulting from the resignation of Patrice E. Merrin from the Board, as described in Item 5.02 below.

The Letter Agreement provides that, among other things, the appointment of Mr. Miller satisfies Elliott’s right to designate a replacement for Ms. Merrin pursuant to the Settlement Agreement, dated as of May 22, 2017, by and among the Company and Elliott (the “Settlement Agreement”). Pursuant to the terms and subject to the conditions of the Letter Agreement, the Company has also agreed to nominate and recommend that the Company’s shareholders vote in favor of Mr. Miller or, subject to the Board’s prior approval, another designee of Elliott for re-election at the Company’s 2018 annual meeting of shareholders, and Elliott has agreed to abide by certain trading restrictions with respect to Company securities and certain financial instruments designed to hedge or offset any decrease in the market value of Company securities, at all times while Mr. Miller or his replacement serve as a member of the Board.

A copy of the Letter Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement.

Registration Rights Agreement

Also on December 19, 2017, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Elliott, as previously contemplated by the Settlement Agreement, relating to the shares of the Company’s common stock held by Elliott as of December 19, 2017 (the “Eligible Securities”).

The Registration Rights Agreement requires the Company, among other things and subject to the terms and conditions thereof, to use reasonable best efforts to file with the U.S. Securities and Exchange Commission a registration statement on Form S-3 for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended, covering the resale of the Eligible Securities and no other securities.

A copy of the Registration Rights Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.2 and incorporated by reference herein. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2017, Patrice E. Merrin submitted to the Board her resignation as a member of the Board, effective as of the time of the appointment of her replacement by the Board.

In addition, effective December 19, 2017, the Board appointed Dave Miller as a director to fill the vacancy resulting from the resignation of Ms. Merrin. The Board also appointed Mr. Miller to serve on the Finance Committee of the Board concurrently with his appointment to the Board. Mr. Miller may be appointed to one or more additional Board committees at a later date.

Mr. Miller will receive compensation for his service on the Board pursuant to the compensation program for the Company’s non-employee directors, as in effect from time to time during his service on the Board. The Company’s current non-employee director compensation program is described on pages 21-24 of the Company’s definitive proxy statement dated March 13, 2017. In addition, the Company will enter into an indemnity agreement with Mr. Miller, in the form approved in principle by the Company’s shareholders and which the Company has entered into with each of its directors to supplement the indemnification coverage provided by the Company’s Articles of Incorporation and By-Laws and the Pennsylvania Business Corporation Law. (See Form of Indemnity Agreement between the Company and individual directors or officers, incorporated by reference to exhibit 10(j) to the Company’s Annual Report on Form 10-K (Commission file number 1-3610) for the year ended December 31, 1987.)

Confidentiality Agreement

In connection with the appointment of Mr. Miller to the Board, the Company also entered into a Confidentiality Agreement (the “Confidentiality Agreement”) with Elliott regarding any non-public information that may be received by Elliott following the appointment of Mr. Miller to the Board.

Pursuant to the Confidentiality Agreement, Elliott may receive certain confidential information about the Company. Specifically, the Company consents to Mr. Miller disclosing to Elliott, subject to Elliott’s confidentiality obligations under the Confidentiality Agreement, (i) any information presented to the Finance Committee of the Board or (ii) any other information specifically approved to be disclosed to Elliott with the prior consent of the Chairman of the Board. Disclosure of any such information by Mr. Miller will be subject in all cases to his fiduciary duties to the Company and its shareholders and the Company’s policies, including without limitation, subject to the preceding sentence, the Company’s Board Confidentiality Policy. Without limiting the foregoing, Mr. Miller is required not to disclose to Elliott (i) any information regarding Board and committee deliberations, (ii) any confidential or proprietary information of any third party that either (x) is identified as such to Mr. Miller by or on behalf of the Company or (y) as to which the confidential or proprietary nature of such information is reasonably apparent, (iii) any legal advice provided by external or internal counsel to the Company or any of its subsidiaries, or (iv) any other information that may constitute a waiver of the Company’s or any of its subsidiaries’ attorney-client privilege or attorney work-product privilege that either (x) is identified as such to Mr. Miller or (y) as to which the risk of waiver is reasonably apparent.

Subject to customary exceptions, Elliott agrees that the confidential information it receives will be kept confidential and used solely for the purpose of monitoring and evaluating its investment in the Company.

The Confidentiality Agreement terminates two (2) years from the date on which the last of (i) Mr. Miller or (ii) any replacement director for Mr. Miller who is a representative of Elliott, ceases to be a director of the Company, subject to certain exceptions regarding maintaining the confidentiality of trade secrets.

On December 19, 2017, the Company issued a press release announcing the appointment of Mr. Miller to the Board. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

The information contained in Item 1.01 above is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of December 19, 2017.

10.2	Registration Rights Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of December 19, 2017.

99.1	Press Release, dated December 19, 2017.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of December 19, 2017.

10.2	Registration Rights Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of December 19, 2017.

99.1	Press Release, dated December 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: December 19, 2017	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary